SUPPLEMENT TO THE ADMINISTRATOR CLASS PROSPECTUS AND SUMMARY PROSPECTUS
 OF WELLS FARGO U.S. EQUITY FUNDS
 For the Wells Fargo Small Company Value Fund(the "Fund")

At a meeting held on February 27-28, 2018, the Board of Trustees of the Fund approved a change in the Fund's sub-adviser from Peregrine Capital Management ("Peregrine") to Wells Capital Management Inc. ("Wells Capital Management"), effective on or about May 1, 2018. In connection with this change, the Prospectus is amended as follows:
I. Principal Investment Strategy Changes Effective on or about May 1, 2018, the section entitled "Fund Summary - Principal Investment Strategies" is deleted and replaced with the following:

Under normal circumstances, we invest:

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at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $4 million to $12.9 billion, as of January 31, 2018 and is expected to change frequently.

Our team's strategy is designed to provide exposure to small public companies with current stock prices that we believe do not accurately reflect their intrinsic values. We use bottom-up fundamental analysis to execute our investment philosophy which focuses on identifying three core alpha drivers: value, quality partner, and contrarian. First and foremost, we believe a prospective company should possess attractive value characteristics such as being priced at a discount relative to peers and the company's own historic valuation metrics. We also seek companies that are shareholder-friendly quality partner firms demonstrating favorable cash flow generating capabilities and that have the management, business model, products and resources to drive organic growth.  Lastly, the investment should exhibit what we believe are contrarian characteristics and be in a unique position for value creation, yet, overlooked by the investment community.   We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration surface.

II. Contractual Expense Cap Changes Effective on or about May 1, 2018, the expense cap is being lowered as follows:

The Manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.05%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

III. Sub-Adviser and Fund Management Changes Effective on or about May 1, 2018, all references to Peregrine and portfolio managers for the Fund in the section entitled Fund Summary - Fund Management" are deleted and replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Inc.	Jeff Goverman, Portfolio Manager / 2018 Garth R. Nisbet, CFA, Portfolio Manager / 2018 Craig Pieringer, CFA, Portfolio Manager / 2018

In addition, effective on or about May 1, 2018, disclosure concerning the sub-adviser and portfolio managers for the Fund in the section entitled "The Sub-Advisers and Portfolio Managers" is deleted and replaced with the following:

Wells Capital Management Incorporated ("Wells Capital Management"), is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

Jeff Goverman Small Company Value Fund	Mr. Goverman joined Wells Capital Management or one of its predecessor firms in 2006, where he currently serves as a Portfolio Manager for the Small Cap Value style.
Garth R. Nisbet, CFA Small Company Value Fund	Mr. Nisbet joined Wells Capital Management or one of its predecessor firms in 2011, where he currently serves as a Senior Portfolio Manager for the Small Cap Value style.
Craig Pieringer, CFA Small Company Value Fund	Mr. Pieringer joined Wells Capital Management or one of its predecessor firms in 1997, where he currently serves as a Portfolio Manager for the Small Cap Value style.
March 2, 2018	EGAM038/P903SP2